UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2008

ELECTROGLAS, INC.
______________________________________________________
(Exact name of Registrant as Specified in Charter)

________Delaware________________0-21626_____________________77-0336101
(State or Other Jurisdiction                           (Commission                                  (IRS Employer
of Incorporation)                                           File Number)                                  Identification No.)

5729 Fontanoso Way, San Jose, CA 95138
___________________________________________________________
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (408) 528-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director.

On May 13, 2008, Fusen E. Chen Ph.D. resigned, effective June 24, 2008, from the Board of Directors (the “Board”) of Electroglas, Inc., a Delaware corporation (the “Company”), and the Company’s Compensation Committee and Nominating and Corporate Governance Committee.  Mr. Chen’s resignation from the Board did not involve any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electroglas, Inc.

Date: May 15, 2008	By:	/s/ Thomas E. Brunton Chief Financial Officer